                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-08599

                              SCUDDER EQUITY TRUST
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       11/30/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder-Dreman Financial Services Fund

Annual Report to Shareholders

November 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Additionally, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the Life of Fund periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/05
Scudder-Dreman Financial Services Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	1.42%	9.97%	5.18%	4.72%
Class B	.68%	9.10%	4.33%	3.86%
Class C	.68%	9.13%	4.35%	3.92%
S&P 500 Index+	8.44%	12.10%	.64%	3.22%
S&P Financial Index++	10.79%	13.47%	5.52%	5.95%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on March 9, 1998. Index returns begin March 31, 1998.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder-Dreman Financial Services Fund — Class A [] S&P 500 Index+ [] S&P Financial Index++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/05
Scudder-Dreman Financial Services Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$9,559	$12,533	$12,130	$13,459
	Average annual total return	-4.41%	7.82%	3.94%	3.92%
Class B	Growth of $10,000	$9,768	$12,788	$12,259	$13,402
	Average annual total return	-2.32%	8.54%	4.16%	3.86%
Class C	Growth of $10,000	$10,068	$12,996	$12,375	$13,462
	Average annual total return	.68%	9.13%	4.35%	3.92%
S&P 500 Index+	Growth of $10,000	$10,844	$14,085	$10,322	$12,752
	Average annual total return	8.44%	12.10%	.64%	3.22%
S&P Financial Index++	Growth of $10,000	$11,079	$14,610	$13,082	$15,574
	Average annual total return	10.79%	13.47%	5.52%	5.95%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 9, 1998. Index returns begin March 31, 1998.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Standard & Poor's (S&P) Financial Index is an unmanaged index that gauges the performance of financial companies within the S&P 500 Index.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 11/30/05	$ 12.49	$ 12.34	$ 12.38
11/30/04	$ 12.47	$ 12.32	$ 12.36
Distribution Information Twelve Months: Income Dividends as of 11/30/05	$ .16	$ .06	$ .06
Class A Lipper Rankings — Financial Services Funds Category as of 11/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	108	of	120	90
3-Year	101	of	103	98
5-Year	68	of	85	80

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended November 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2005
Actual Fund Return	Class A	Class B	Class C
Beginning Account Value 6/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/05	$ 1,035.60	$ 1,032.80	$ 1,032.70
Expenses Paid per $1,000*	$ 8.57	$ 12.13	$ 12.43
Hypothetical 5% Fund Return	Class A	Class B	Class C
Beginning Account Value 6/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/05	$ 1,016.65	$ 1,013.14	$ 1,012.84
Expenses Paid per $1,000*	$ 8.49	$ 12.01	$ 12.31

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C
Scudder-Dreman Financial Services Fund	1.68%	2.38%	2.44%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder-Dreman Financial Services Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder-Dreman Financial Services Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Dreman Value Management, LLC ("DVM"), Aspen, Colorado, is the subadvisor for the fund. DVM was founded in 1997, with predecessor firms dating back to 1977, and currently manages over $14 billion in assets as of November 30, 2005.

Portfolio Manager

Dreman Value Management, LLC is the subadvisor for the fund.

David N. Dreman

Chairman and Chief Investment Officer of Dreman Value Management, LLC and Lead Portfolio Manager

Began investment career in 1957.

Joined the fund in 1998.

Founder, Dreman Value Management, LLC.

F. James Hutchinson

Portfolio Manager

Began investment career in 1986.

Joined the fund team in 2001.

Prior to that, President and CEO, The Bank of New York, investment management product development and portfolio manager.

In the following interview, Lead Portfolio Manager David N. Dreman discusses the economy, the market environment and performance of Scudder-Dreman Financial Services Fund for the annual period ended November 30, 2005.

Q:  How would you describe the economic and market environment over the last year?

A:  The market has behaved in line with our expectations. A year ago, our view was more conservative than most. We anticipated that rising interest rates and concerns about inflation would take a toll on equity returns, and that has been the case, as returns have generally been modest during 2005. The market has also been quite volatile over the last year as investors reacted to economic news that was often confusing.

The broad market, as measured by the S&P 500 Index, had a return of 8.44% for the 12-month period ended November 2005.1 However, more than a third of this return was achieved in the month of December 2004; the return of the S&P 500 Index between January 1 and November 30 of 2005 was just 4.88%. Financial services stocks in general outperformed the broad market. The return of the S&P Financial Index was 10.79%, compared with the 8.44% return of the S&P 500 Index.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P Financial Index is an unmanaged index that gauges the performance of financial companies within the S&P 500 Index.

2 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The performance of value stocks and growth stocks was remarkably similar. The return of the Russell 1000 Value Index was 9.98%, while the Russell 1000 Growth Index had a return of 9.73%.2 Mid-cap stocks had significantly higher returns than large-cap or small-cap issues. The return of the Russell Midcap Index was 16.25%, compared with 9.97% for the Russell 1000 Index, which tracks large-cap stocks, and 8.14% for the Russell 2000 Index, which measures the return of small-cap stocks.3

The economy appears to be somewhat stronger than might be expected at this stage of an expansion. Gross domestic product (GDP) has expanded for 16 consecutive quarters, beginning in the fourth quarter of 2001, and real GDP has increased at a rate of more than 3% for nearly three years.4 However, debt creation, which has been the source of much of the growth, may be a drag on the economy in the months ahead. High levels of consumer debt, together with the effect of rising energy prices on consumer sentiment, raise major questions about whether consumers can continue the level of spending that has been a major driver of the expansion.

3 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the index had an approximate market capitalization of $13.7 billion.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $13.0 billion; the median market capitalization was approximately $4.6 billion. The smallest company in the index had an approximate market capitalization of $1.8 billion.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the index had an approximate market capitalization of $1.8 billion.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4 Gross domestic product (GDP) is the total market value of all final goods and services produced in a country in a given year. Real GDP is GDP adjusted for inflation.

Business trends were reasonably strong over the last year. Corporate profits increased during 2005, and business investment in capital projects and information technology continued to increase. Manufacturing activity has risen, and productivity continued to improve.

Perhaps the most puzzling aspect of the current economic environment is the relationship between interest rates and inflation. Expressing concern about inflation, the Federal Reserve Board (the Fed) has been raising short-term rates steadily since June 2004, but long-term rates, as measured by the yield on 10-year US Treasury notes, remain near historic lows. What this tells us is that the bond market believes that economic growth will slow before inflation becomes a serious issue. In a statement that accompanied the December rate increase, the Fed gave some indication that the period of tightening may be coming to an end, but it will likely be several months before we have a clear indication of any change in Fed policy.

Q:  How did the fund perform during this period?

A:  Scudder-Dreman Financial Services Fund had as bad a year as we can remember. The fund (Class A shares) returned 1.42%, underperforming its benchmarks, the S&P 500 Index and the S&P Financial Index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for complete performance information.) The Lipper Financial Services Funds group had an average return of 9.85%.

Performance of our fund was disappointing mainly because of negative events specific to two of the fund's largest holdings, Fannie Mae and Freddie Mac, which together cost us 340 basis points (equivalent to 3.4 percentage points) of return relative to the S&P Financials group.

Q:  Will you explain what happened with these large holdings?

A:  Fannie Mae and Freddie Mac are government-sponsored enterprises, which means that they are public companies with some sponsorship by the US government. Both companies operate mainly in the residential mortgage business, and both have been run through the Wall Street/Media/Capitol Hill scandal mill because of accounting problems. We believe that these companies' financial problems have been exaggerated and that much of the criticism of these companies has been politically motivated.

Freddie Mac appears to have understated earnings in a changing regulatory environment with accounting rules that are difficult to interpret. Fannie Mae had to restate earnings, showing a substantial loss, because of its failure to follow generally accepted accounting principles in accounting for derivatives. Negative publicity surrounding these earnings restatements, combined with the threat of changing regulations that could limit these companies' opportunities in the mortgage market, created significant pressure on the stocks. We think the market's reaction to the issues facing these companies has been excessive. Shares of both Fannie Mae and Freddie Mac now trade at a substantial discount to the S&P 500. In fact, Fannie Mae's stock is selling below the company's liquidation value. We believe that both companies have significant growth potential and, as such, we continue to hold sizable positions in their stocks.

Q:  What other decisions were important to the fund's performance?

A:  A change in the fund's investment policy makes it possible for us to invest up to 20% of the fund's assets outside the financial services sector. This change enables us to take advantage of attractive investment opportunities in other sectors, while achieving additional diversification. As of November 30, 9.1% of the fund was invested in energy stocks and 3% was in Altria Group, Inc., the leading US tobacco company. We are positive on both the oil stocks and Altria. The latter has risen as it appears increasingly likely that settlements of pending litigation may be more favorable than had been anticipated. A major favorable ruling in Illinois in December 2005 after period end pushed Altria shares higher; this settlement removes a major barrier to the possible split of this company into three pieces, each of which would be a high-quality company with great brands and impressive financial strength.

We believe the combination of growing world demand for energy and a lack of investment in new energy resources over the last 20 years creates a major long-term opportunity for energy companies. Our initial investment in energy stocks for this portfolio was made shortly before this group experienced a decline; however, we believe these holdings will make a positive contribution to the fund's long-term performance.

Q:  How did other financial services holdings perform?

A:  Most of our bank and insurance holdings performed well. One of the biggest contributors to performance relative to the benchmark was a position in National Bank of Canada, which has performed terrifically. This is the smallest of the major Canadian banks and besides being an excellent-quality company, it may become an acquisition target if the Canadian government relaxes some of its regulations regarding bank mergers.

Other bank holdings also have been strong, especially regional banks, which we have overweighted, while underweighting money center banks because their considerable international operations subject them to additional risks from interest rates currency exchange rates, and international economic conditions.5 One of the strongest of our regional bank holdings was PNC Financial Services Group Inc.

5 An "underweight" means that a fund holds a lower weighting in a given sector compared with its benchmark index. An "overweight" means that a fund holds a higher weighting in a given sector.

We are pleased to report a positive return for the year for American International Group, Inc. (AIG), a leading international insurance and financial services firm with successful operations in a wide variety of insurance categories. The stock performed poorly from February 2004, when its former chief executive and chief financial officers were accused of manipulating financial statements and misleading regulators and investors, until April 2005. The stock has recovered considerably in recent months, and we continue to hold it because we regard AIG as a financially sound insurance company strongly positioned in businesses around the world.

Other stocks that contributed to performance were Chubb Corp., a leading insurance firm; Franklin Resources Inc., a global investment management firm; and investment banks Lehman Brothers Holdings, Inc., and The Goldman Sachs Group, Inc. On the negative side, Friedman, Billings, Ramsey Group, our only real estate investment trust position, performed poorly as earnings were hurt by the difficult market environment created by rising interest rates and a flattening yield curve.6 Consistent with our discipline of selling a stock when the original investment thesis has changed, we have eliminated this position, as we believe there are more attractive opportunities elsewhere.

6 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Q:  Do you have other comments for shareholders?

A:  Despite the disappointing performance this fiscal year, because of the significant underperformance of some of our larger holdings, we believe that the portfolio is well-positioned for long-term performance, with an emphasis on areas where we see attractive risk/reward prospects, such as regional banks, Fannie Mae and Freddie Mac, and diversified international insurers such as AIG. The inclusion of a few positions outside the financial services arena offers additional opportunities for returns, while keeping the emphasis firmly on banks, insurance companies and other financial services firms.

As always, we thank our shareholders for their continued support and interest. We believe that our time-tested contrarian approach can help our shareholders achieve their long-term investment goals.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2005

Asset Allocation (Excludes Securities Lending Collateral)	11/30/05	11/30/04

Common Stocks	99%	100%
Cash Equivalents	1%	—
	100%	100%
Industry Diversification (As a % of Common Stocks)	11/30/05	11/30/04

Energy	9%	—
Consumer Staples	3%	—
Financials:
Banks	35%	42%
Diversified Financial Services	26%	33%
Capital Markets	13%	9%
Insurance	11%	12%
Consumer Finance	2%	4%
Real Estate	1%	—
	100%	100%

Asset allocation and industry diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2005 (53.6% of Net Assets)
1. American International Group, Inc. Provider of insurance and financial services	8.0%
2. Citigroup, Inc. Provider of diversified financial services	7.3%
3. Freddie Mac Facilitator of mortgages and issuer of mortgage-backed securities	6.7%
4. Bank of America Corp. Provider of commercial banking services	6.4%
5. Fannie Mae Facilitator of mortgages and issuer of mortgage-backed securities	6.4%
6. Washington Mutual, Inc. Provider of diversified financial services	4.4%
7. Morgan Stanley Provider of investment banking and brokerage services	4.2%
8. ConocoPhillips Producer of petroleum and other natural gases	3.6%
9. KeyCorp Provider of commercial banking services	3.5%
10. National Bank of Canada Provider of general banking and trust services	3.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2005

	Shares	Value ($)

Common Stocks 99.7%
Consumer Staples 3.0%
Tobacco
Altria Group, Inc.	40,000	2,911,600
Energy 9.1%
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	5,100	462,111
Apache Corp.	6,600	430,848
Burlington Resources, Inc.	6,500	469,625
ConocoPhillips	57,100	3,455,121
Devon Energy Corp.	7,600	457,520
EnCana Corp.	18,500	819,920
Occidental Petroleum Corp.	11,700	927,810
Tesoro Corp.	16,000	881,120
Valero Energy Corp.	9,100	875,420
		8,779,495
Financials 87.6%
Banks 34.9%
Bank of America Corp.	136,456	6,261,966
Fifth Third Bancorp.	32,600	1,312,802
Hudson City Bancorp, Inc.	25,400	302,514
Independence Community Bank Corp.	10,900	432,076
KeyCorp	102,900	3,412,164
Marshall & Ilsley Corp.	34,100	1,465,618
Mercantile Bankshares Corp.	4,000	237,640
National Bank of Canada	57,500	3,043,929
National City Corp.	59,025	2,001,538
PNC Financial Services Group, Inc.	33,500	2,136,295
Regions Financial Corp.	15,500	522,195
Sovereign Bancorp, Inc.	69,400	1,517,084
US Bancorp.	99,000	2,997,720
Wachovia Corp.	43,400	2,317,560
Washington Mutual, Inc.	103,000	4,242,570
Wells Fargo & Co.	26,900	1,690,665
		33,894,336
Capital Markets 13.0%
Ameriprise Financial, Inc.	6,580	276,689
Bear Stearns Companies, Inc.	14,100	1,564,959
Franklin Resources, Inc.	15,700	1,458,216
Lehman Brothers Holdings, Inc.	12,300	1,549,800
Mellon Financial Corp.	53,700	1,806,468
Morgan Stanley	72,900	4,084,587
The Goldman Sachs Group, Inc.	14,500	1,869,920
		12,610,639
Consumer Finance 1.6%
American Express Co.	29,800	1,532,316
Diversified Financial Services 26.3%
CIT Group, Inc.	40,300	1,994,850
Citigroup, Inc.	146,600	7,117,430
Fannie Mae	128,600	6,179,230
Freddie Mac	103,900	6,488,555
JPMorgan Chase & Co.	67,084	2,565,963
The PMI Group, Inc.	29,300	1,189,580
		25,535,608
Insurance 10.8%
Allstate Corp.	22,200	1,245,420
American International Group, Inc.	115,550	7,758,027
Chubb Corp.	15,200	1,471,964
		10,475,411
Real Estate 1.0%
Novastar Financial, Inc. (REIT) (a)	35,300	988,047
Total Common Stocks (Cost $71,067,605)		96,727,452

Securities Lending Collateral 0.9%
Scudder Daily Assets Fund Institutional, 4.07% (b) (c) (Cost $890,900)	890,900	890,900

Cash Equivalents 0.5%
Scudder Cash Management QP Trust, 4.03% (d) (Cost $486,683)	486,683	486,683
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $72,445,188)+	101.1	98,105,035
Other Assets and Liabilities, Net	(1.1)	(1,028,281)
Net Assets	100.0	97,076,754

+ The cost for federal income tax purposes was $73,415,134. At November 30, 2005, net unrealized appreciation for all securities based on tax cost was $24,689,901. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $27,227,344 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,537,443.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2005 amounted to $845,298, which is 0.9% of net assets.

(b) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2005
Assets
Investments: Investments in securities, at value (cost $71,067,605) — including $845,298 of securities loaned	$ 96,727,452
Investment in Scudder Cash Management QP Trust (cost $486,683)	486,683
Investment in Scudder Daily Assets Fund Institutional (cost $890,900)*	890,900
Total investments in securities, at value (cost $72,445,188)	98,105,035
Cash	10,000
Receivable for investments sold	62,990
Dividends receivable	193,161
Interest receivable	9,662
Receivable for Fund shares sold	48,432
Other assets	13,270
Total assets	98,442,550
Liabilities
Payable for Fund shares redeemed	215,556
Payable upon return of securities loaned	890,900
Accrued management fee	66,744
Other accrued expenses and payables	192,596
Total liabilities	1,365,796
Net assets, at value	$ 97,076,754
Net Assets
Net assets consist of: Undistributed net investment income	756,181
Net unrealized appreciation (depreciation) on investments	25,659,847
Accumulated net realized gain (loss)	214,877
Paid-in capital	70,445,849
Net assets, at value	$ 97,076,754

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($69,463,530 ÷ 5,560,470 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.49
Maximum offering price per share (100 ÷ 94.25 of $12.49)	$ 13.25

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($17,997,818 ÷ 1,458,339 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.34

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,615,406 ÷ 776,849 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.38

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2005
Investment Income
Dividends (net of foreign taxes withheld of $21,179)	$ 3,173,764
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	134,341
Interest — Scudder Cash Management QP Trust	7,057
Total Income	3,315,162
Expenses: Management fee	807,492
Services to shareholders	336,941
Custodian and accounting fees	114,020
Distribution service fees	511,257
Auditing	47,115
Legal	18,459
Trustees' fees and expenses	22,315
Reports to shareholders	64,510
Registration fees	49,320
Other	18,966
Total expenses, before expense reductions	1,990,395
Expense reductions	(2,613)
Total expenses, after expense reductions	1,987,782
Net investment income (loss)	1,327,380
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	12,297,690
Foreign currency related transactions	78
12,297,768
Net unrealized appreciation (depreciation) during the period on investments	(12,771,315)
Net gain (loss) on investment transactions	(473,547)
Net increase (decrease) in net assets resulting from operations	$ 853,833

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2005	2004
Operations: Net investment income (loss)	$ 1,327,380	$ 1,158,204
Net realized gain (loss) on investment transactions	12,297,768	6,340,394
Net unrealized appreciation (depreciation) during the period on investment transactions	(12,771,315)	5,371,938
Net increase (decrease) in net assets resulting from operations	853,833	12,870,536
Distributions to shareholders from: Net investment income: Class A	(963,291)	(1,200,985)
Class B	(109,690)	(460,710)
Class C	(53,501)	(115,455)
Fund share transactions: Proceeds from shares sold	15,971,472	41,980,537
Reinvestment of distributions	1,036,597	1,616,202
Cost of shares redeemed	(42,231,483)	(69,127,646)
Redemption fees	752	—
Net increase (decrease) in net assets from Fund share transactions	(25,222,662)	(25,530,907)
Increase (decrease) in net assets	(25,495,311)	(14,437,521)
Net assets at beginning of period	122,572,065	137,009,586
Net assets at end of period (including undistributed net investment income of $756,181 and $555,205, respectively)	$ 97,076,754	$ 122,572,065

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 12.47	$ 11.46	$ 9.79	$ 10.36	$ 10.27
Income (loss) from investment operations: Net investment income[a]	.18	.14	.14	.09	.06
Net realized and unrealized gain (loss) on investment transactions	.00*	1.07	1.65	(.62)	.16
Total from investment operations	.18	1.21	1.79	(.53)	.22
Less distributions from: Net investment income	(.16)	(.20)	(.12)	(.04)	(.13)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 12.49	$ 12.47	$ 11.46	$ 9.79	$ 10.36
Total Return (%)[b]	1.42	10.70	18.44	(5.19)	2.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69	82	63	59	75
Ratio of expenses (%)	1.61	1.45	1.36	1.36	1.45
Ratio of net investment income (%)	1.47	1.21	1.36	.94	.58
Portfolio turnover rate (%)	25	4	5	16	17
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Amount is less than $.005.

Class B
Years Ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 12.32	$ 11.33	$ 9.64	$ 10.26	$ 10.19
Income (loss) from investment operations: Net investment income (loss)[a]	.09	.05	.06	.02	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.01)	1.05	1.63	(.64)	.15
Total from investment operations	.08	1.10	1.69	(.62)	.13
Less distributions from: Net investment income	(.06)	(.11)	(.00)*	—	(.06)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 12.34	$ 12.32	$ 11.33	$ 9.64	$ 10.26
Total Return (%)[b]	.68	9.73	17.55	(6.04)	1.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	29	62	64	82
Ratio of expenses (%)	2.39	2.22	2.15	2.16	2.23
Ratio of net investment income (loss) (%)	.69	.44	.57	.14	(.20)
Portfolio turnover rate (%)	25	4	5	16	17
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Amount is less than $.005.

Class C
Years Ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 12.36	$ 11.36	$ 9.67	$ 10.28	$ 10.22
Income (loss) from investment operations: Net investment income (loss)[a]	.09	.05	.06	.02	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.01)	1.06	1.63	(.63)	.15
Total from investment operations	.08	1.11	1.69	(.61)	.13
Less distributions from: Net investment income	(.06)	(.11)	(.00)*	—	(.07)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 12.38	$ 12.36	$ 11.36	$ 9.67	$ 10.28
Total Return (%)[b]	.68	9.84	17.52	(5.93)	1.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	12	12	12	18
Ratio of expenses (%)	2.39	2.22	2.11	2.13	2.19
Ratio of net investment income (loss) (%)	.69	.44	.61	.16	(.16)
Portfolio turnover rate (%)	25	4	5	16	17
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Amount is less than $.005.
Notes to Financial Statements

A. Significant Accounting Policies

Scudder-Dreman Financial Services Fund (the ``Fund'') is a nondiversified series of Scudder Equity Trust (the ``Trust'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended November 30, 2005, the Fund utilized $11,283,000 of prior year capital loss carryforwards.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders semiannually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 757,943
Undistributed net long-term capital gains	$ 1,184,823
Net unrealized appreciation (depreciation) on investments	$ 24,689,901

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2005	2004
Distributions from ordinary income*	$ 1,126,482	$ 1,777,150

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $27,396,622 and $52,442,647, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equivalent to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets. Dreman Value Management, L.L.C. ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. DVM is paid by the Advisor for its services.

Effective October 1, 2003 through February 28, 2006, the Advisor agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.40% average daily net assets for Class A, B and C shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend-paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2005, the amounts charged to the Fund by SISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at November 30, 2005
Class A	$ 164,400	$ 29,635
Class B	56,460	10,506
Class C	24,790	4,375
	$ 245,650	$ 44,516

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended November 30, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $97,820, of which $9,496 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2005
Class B	$ 168,086	$ 13,957
Class C	78,708	6,753
	$ 246,794	$ 20,710

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2005	Annual Effective Rate
Class A	$ 182,511	$ 11,993.24%
Class B	55,905	2,772.25%
Class C	26,047	1,739.25%
	$ 264,463	$ 16,504

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the year ended November 30, 2005 aggregated $5,661.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended November 30, 2005, the CDSC for Class B and C shares aggregated $62,873 and $715, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended November 30, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $12,600, of which $4,680 is unpaid at November 30, 2005.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the
"QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended November 30, 2005, the Advisor agreed to reimburse the Fund $2,578, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2005, the custodian fee was reduced by $35 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2005		Year Ended November 30, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,038,861	$ 12,768,403	3,034,204	$ 36,516,393
Class B	148,523	1,805,157	223,753	2,676,472
Class C	114,919	1,397,912	232,599	2,787,672
		$ 15,971,472		$ 41,980,537
Shares issued to shareholders in reinvestment of distributions
Class A	71,821	$ 885,336	93,127	$ 1,089,268
Class B	8,376	101,009	36,648	421,586
Class C	4,152	50,252	9,076	105,348
		$ 1,036,597		$ 1,616,202
Shares redeemed
Class A	(2,096,195)	$ (25,669,070)	(2,059,543)	$ (24,781,620)
Class B	(1,066,610)	(12,979,230)	(3,372,737)	(40,091,792)
Class C	(294,079)	(3,583,183)	(358,613)	(4,254,234)
		$ (42,231,483)		$ (69,127,646)
Redemption fees		$ 752		$ —
Net increase (decrease)
Class A	(985,513)	$ (12,014,609)	1,067,788	$ 12,824,041
Class B	(909,711)	(11,073,063)	(3,112,336)	(36,993,734)
Class C	(175,008)	(2,134,990)	(116,938)	(1,361,214)
		$ (25,222,662)		$ (25,530,907)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Subsequent Events

Effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank's mutual fund operations around the globe. On February 6, 2006, the funds will be listed as part of the DWS fund family under the letter "D" in the mutual fund listing section of the newspapers. In addition, the Web site for all Scudder funds will change to www.dws-scudder.com.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Scudder Equity Trust and
Shareholders of Scudder-Dreman Financial Services Fund:

We have audited the accompanying statement of assets and liabilities of Scudder-Dreman Financial Services Fund, one of a series of Scudder Equity Trust (the "Trust"), including the portfolio of investments, as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder-Dreman Financial Services Fund at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 20, 2006
Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,303,300 as capital gain dividends for its year ended November 30, 2005, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2005, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $3,515,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Investment Management Agreement Approval

Board Considerations in Connection with the Annual Review of the Investment Management Agreement

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board considered the delegation of day-to-day portfolio management responsibility to Dreman Value Management, L.L.C. ("DVM"). The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory. The Board noted the short-term relative underperformance of the Fund, and took into account the factors contributing to such performance, steps being taken by the Advisor and DVM to improve performance, as well as the performance of all funds managed by DVM.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. ("Lipper"). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor's estimate of current expenses for the Fund. The information provided to the Board showed that the Fund's management fee rate was at the median of the peer group and that the Fund's total expense ratios were above the median of the peer universe, but below the fourth quartile for Class A and C shares, and in the fourth quartile for Class B shares. The Board examined the total expense ratio for Class B shares less 12b-1 plan expenses and noted that the expense ratio less 12b-1 plan expenses for Class B shares was in the third quartile. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the Scudder Funds.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that although the Fund's total expense ratios for Class A, B and C shares were above the median for the peer universe, such expenses were within an acceptable range of expenses and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the Scudder Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprisewide profitability of the Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee rate under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee included seven breakpoints, designed to share economies of scale with the shareholders. The Board concluded that the management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund and fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that, during the past year, the Advisor agreed to cease allocating brokerage to acquire research services from third-party service providers. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor's commitment to indemnify the Scudder Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management's representation that such actions will not materially impact the Advisor's ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Board Considerations In Connection with the Annual Review of the Subadvisory Agreement

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's subadvisory agreement (the "Subadvisory Agreement") between Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") and Dreman Value Management, L.L.C. (the "Subadvisor") in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Subadvisory Agreement. The review process followed by the Board is described in detail above. In connection with the renewal of the Subadvisory Agreement, the various Committees and the Board considered the factors described below, among others.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board considered short-term and long-term performance of the Fund (as described above).

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Subadvisor historically have been and continue to be satisfactory. The Board noted the disappointing short-term performance of the Fund, and took into account the factors contributing to such underperformance, the Fund's long-term performance, and steps being taken to improve performance.

Fees, Profitability and Economies of Scale. The Board considered the subadvisory fee rate under the Subadvisory Agreement and how it related to the overall management fee structure of the Fund. The Board also considered the terms of a relationship agreement between the Advisor and Subadvisor. The Board considered that the subadvisory fee rate was negotiated at arm's length between the Advisor and Subadvisor, an unaffiliated third party, and that the Advisor compensates the Subadvisor from its fees. Accordingly, the Board considered the estimated profitability to the Advisor and did not consider estimated profitability of the Subadvisor. The Board evaluated whether the overall management fees payable by the Fund were designed to share economies of scale.

As part of its review of the investment management agreement with DeIM, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Fund and whether the Fund will benefit from any economies of scale. The Board noted that the investment management agreement with DeIM included breakpoints and concluded that the overall structure was designed to share economies of scale with shareholders.

Other Benefits to the Subadvisor. The Board also considered the character and amount of other incidental benefits received by the Subadvisor and its affiliates, including benefits received by the Subadvisor in connection with executing brokerage transactions for the Fund. The Board concluded that the subadvisory fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Subadvisory Agreement continue to be fair and reasonable and that the continuation of the Subadvisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of November 30, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		71
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	71
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	66
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	71
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	71
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

* Inception date of the corporation which was the predecessor to the L.L.C.

		74
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	66
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[4] (1942) Trustee, 2004-present	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	120
Vincent J. Esposito[4] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

n/a
Elisa D. Metzger[4] (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: Two International Place, Boston, Massachusetts 02110

6 Address: One South Street, Baltimore, Maryland 21202

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KDFAX	KDFBX	KDFCX
CUSIP Number	81114P-107	81114P-206	81114P-305
Fund Number	084	284	384
Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, November 30, 2005, Scudder Equity Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                     SCUDDER DREMAN FINANCIAL SERVICES FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
November 30       to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005               $41,230           $0              $5,622              $0
--------------------------------------------------------------------------------
2004               $37,760           $0              $6,663              $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 November 30           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                  $406,000               $70,570                   $0
--------------------------------------------------------------------------------
2004                  $281,500                 $0                      $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed upon procedures and additional related procedures and the above "Tax Fees" were billed in connection with consultation services and agreed upon procedures.

                                       1

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any
Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the
Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.
The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 November 30      (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------
2005           $5,622           $70,570             $40,586         $116,778
--------------------------------------------------------------------------------
2004           $6,663              $0              $386,601         $393,264
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                                       ***

E&Y recently advised the Fund's Audit Committee that various E&Y member firms provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the "DB entities") between 2004 and 2005 that raise issues under the SEC auditor independence rules. The DB entities are within the
"Investment Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit Committee that in connection with providing monthly payroll services to employees of certain DB entities from May 2003 to February
2005, a member firm in Chile ("E&Y Chile") received funds from the DB entities that went into an E&Y trust account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit Committee that handling those funds was in violation of Rule
2-01 of Regulation S-X.

E&Y also advised the Audit Committee that in connection with providing certain services in assisting a DB entity with various regulatory reporting requirements, a member firm in France

                                       2

("E&Y France") entered into an engagement with the DB entity that resulted in E&Y France staff functioning under the direct responsibility and direction of a DB entity supervisor. E&Y advised the Audit Committee that, although the services provided were "permitted services" under Rule 2-01 of
Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of
Regulation S-X. (Rule 2-01(c)(4)(vi) provides that an accountant's independence is impaired if the accountant acts as an employee of an audit client.)

The Audit Committee was informed that E&Y Chile received approximately
$11,724 and E&Y France received approximately $100,000 for the services they provided to the DB entities. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar expatriate tax compliance services were provided to a number of E&Y audit clients unrelated to DB or the Fund, E&Y has advised the SEC and the
PCAOB of the independence issues arising from those services. E&Y advised the Audit Committee that E&Y believes its independence as independent registered public accounting firm for the Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E&Y professionals responsible for the Fund's audits were not aware that these non-audit services took place, and that the fees charged were not significant to E&Y overall or to the fees charged to the Investment Company Complex. E&Y also noted that E&Y Chile is no longer providing these services and that the E&Y France engagement has been restructured.

                                       3

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder-Dreman Financial Services Fund,
                                    a series of Scudder Equity Trust

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder-Dreman Financial Services Fund,
                                    a series of Scudder Equity Trust

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 31, 2006

By:                                 /s/Paul Schubert
                                    ----------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 31, 2006